Exhibit 10.2

DICERNA PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2014 PERFORMANCE INCENTIVE PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

Dicerna Pharmaceuticals, Inc. (the “Company”), pursuant to its Amended and Restated 2014 Performance Incentive Plan (the “Plan”), hereby awards to you, the Participant, the number of Restricted Stock Units (“RSUs”) set forth below (“Award”). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Unit Award Agreement and the Plan, both of which are attached hereto and incorporated herein in their entirety.

Name and Address of Participant:

Date of Grant:

Total Number of RSUs Awarded[1]:

Fair Market Value per RSU on Date of Grant:

Total Fair Market Value of RSUs Awarded on Date of Grant:

Vesting Commencement Date:

Vesting Schedule:	Subject to the limitations contained herein and in the Restricted Stock Unit Award Agreement, your Award will vest with respect to twenty-five percent (25%) of the total number of RSUs (subject to adjustment under Section 7.1 of the Plan) on each of the first, second, third and fourth anniversaries of the Date of Grant. Your Award is also subject to continued employment or service through each applicable vesting date as set forth in the accompanying Restricted Stock Unit Award Agreement.

Additional Terms/Acknowledgements: You acknowledge receipt of, and understand and agree to, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Award Agreement and the Plan. You further acknowledge that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Award Agreement and the Plan set forth the entire understanding between you and the Company regarding the acquisition of RSUs of the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to you under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

[1]	The amount of shares to be issued upon settlement is subject to an automatic reduction to satisfy any withholding obligations as described in Section 10 of the Restricted Stock Unit Award Agreement.

DICERNA PHARMACEUTICALS, INC.:		PARTICIPANT:

By:
	Signature		Signature

Name:		Date:
Print
Title:

Date:

ATTACHMENTS: Restricted Stock Unit Award Agreement, Amended and Restated 2014 Performance Incentive Plan

ATTACHMENT I

RESTRICTED STOCK UNIT AWARD AGREEMENT

ATTACHMENT II

AMENDED AND RESTATED 2014 PERFORMANCE INCENTIVE PLAN